WRL SERIES FUND, INC.

                                ON BEHALF OF THE
                                UTILITY PORTFOLIO

     SUPPLEMENT DATED MARCH 4, 1997 TO PROSPECTUS DATED JANUARY 1, 1997, AS SUPPLEMENTED JANUARY 17, 1997, FEBRUARY 19, 1997 AND FEBRUARY 28, 1997

At a meeting of the Board of Directors (the "Board") of the WRL Series Fund, Inc. (the "Fund"), held on March 3, 1997, the Board approved changes to the Utility Portfolio (the "Portfolio") proposed by Federated Investment Counseling ("Federated"), Sub-Adviser to the Portfolio. These changes result primarily from eliminating the Portfolio's concentration in investments in utility stocks. To implement this change, the Board also approved a new name, investment objective and investment policy for the Portfolio.

Effective May 1, 1997, the following changes will be implemented:

NAME:                   Equity & Income Portfolio

INVESTMENT  OBJECTIVE:  Seeks total return by investing in securities  that have defensive characteristics.

INVESTMENT POLICY:      The Portfolio invests primarily in a diversified
                        portfolio of equity and debt securities with an emphasis on sector investing.

Sector investing involves the allocation of Portfolio investments among a variety of industry "sectors," including utilities, financial services, real estate investment trusts, health care, natural resources and energy sectors.


The following replaces the first paragraph on page 41 (in the left hand column) of the Fund Prospectus dated January 1, 1997 under the heading "FEDERATED INVESTMENT COUNSELING - Portfolio Managers:


                        /bullet/  PORTFOLIO MANAGER

     LINDA A. DUESSEL serves as Portfolio Manager of the Utility Portfolio. Ms. Duessel has served as Co-Portfolio Manager of the Utility Portfolio from July, 1996 until February, 1997. Ms. Duessel is a Chartered Financial Analyst and also serves as co-portfolio manager for other funds managed by Federated. Ms. Duessel received her B.S., Finance from the Wharton School of the University of Pennsylvania and her M.S.I.A. from Carnegie Mellon University. Ms. Duessel has been a Vice President of an affiliate of Federated since 1995, and was an Assistant Vice President from 1991-1995.